UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2024

LivaNova PLC
(Exact Name of Registrant as Specified in its Charter)

England and Wales	001-37599	98-1268150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Eastbourne Terrace
London, W2 6LG
United Kingdom
(Address of Principal Executive Offices)

+44 20 33250660
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
Ordinary Shares - £1.00 par value per share	LIVN	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 2.02 Results of Operations and Financial Condition.

On May 1, 2024, LivaNova PLC (the “Company”) issued a press release announcing financial results for the quarter ended March 31, 2024. The Company will host a business update conference call and webcast today, May 1, 2024, at 1 p.m. London time (8 a.m. Eastern Time), during which the Company will discuss the financial results. The conference call will be available through the LivaNova website at www.livanova.com/events.

A copy of the Company’s press release related to the foregoing matters is attached hereto as Exhibit 99.1. The information in Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not to be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended or the Exchange Act, regardless of any general incorporation language contained in such filing, unless otherwise expressly stated in such filing.

Item 7.01 Regulation FD Disclosure.

As previously disclosed, during the first quarter of fiscal year 2024, the Company transitioned to a new strategic operating model, which aligns its businesses to enhance the Company’s focus on its core Cardiopulmonary and Neuromodulation segments. The Company is winding down the Advanced Circulatory Support (“ACS”) segment, which is anticipated to be substantially complete by the end of 2024. Additionally, the Company transitioned all ACS standalone cannulae and accessories, including ProtekDuo™ and transseptal (TandemHeart™) cannulae, into its Cardiopulmonary segment. As a result, the Company transitioned from three reportable segments (Cardiopulmonary, Neuromodulation and ACS) to two reportable segments (Cardiopulmonary and Neuromodulation), effective January 1, 2024. The new reportable segments align with how the chief operating decision maker assesses performance and allocates resources.

The Company is filing this Current Report on Form 8-K to provide investors supplemental information related to the change in segment reporting in 2024. Specifically, attached as Exhibit 99.2 is certain unaudited historical financial information, which has been recast to align with the Company's new segment structure. This recast financial information is being provided to aid in comparability and has no impact on previously reported consolidated financial statements for any period.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits.

Exhibit	Description
99.1	Press Release of LivaNova PLC dated May 1, 2024
99.2	Unaudited recast segment information of LivaNova PLC (furnished pursuant to Item 7.01)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LivaNova PLC

Date: May 1, 2024	By: /s/ Michael Hutchinson
Name: Michael Hutchinson
Title: SVP, Company Secretary & Chief Legal Officer